                       The American Life Insurance Company
                                   of New York
                             PLEASE SEND OR FAX TO:
                       The American Life Insurance Company
                                   of New York
                       300 Distillery Commons, Suite #300
                              Louisville, KY 40206
                                FAX: 502-587-7628


VARIABLE ANNUITY APPLICATION
-----------------------------------------------------------------------------------------------------------------------------------
1. OWNER
-----------------------------------------------------------------------------------------------------------------------------------
Name

-----------------------------------------------------------------------------------------------------------------------------------
Street Address                                                      City                            State        ZIP

-----------------------------------------------------------------------------------------------------------------------------------
Phone Number                                                        Date of Birth                   Social Security Number

-----------------------------------------------------------------------------------------------------------------------------------
Ownership Type:                                                     Sex:                            U.S. Citizen:
                 / / Individual  / / Trust                                 M          F                    Y           N
-----------------------------------------------------------------------------------------------------------------------------------
2. JOINT OWNER (FOR 1035 TRANSFERS ONLY-MUST MATCH EXISTING ANNUITY)
-----------------------------------------------------------------------------------------------------------------------------------
Name

-----------------------------------------------------------------------------------------------------------------------------------
Street Address                                                      City                            State        ZIP

-----------------------------------------------------------------------------------------------------------------------------------
Phone Number                                                        Date of Birth                   Social Security Number

-----------------------------------------------------------------------------------------------------------------------------------
3. ANNUITANT (IF DIFFERENT FROM OWNER)
-----------------------------------------------------------------------------------------------------------------------------------
Name

-----------------------------------------------------------------------------------------------------------------------------------
Street Address                                                      City                            State        ZIP

-----------------------------------------------------------------------------------------------------------------------------------
Phone Number                                                        Date of Birth                   Social Security Number

-----------------------------------------------------------------------------------------------------------------------------------
4. CONTINGENT ANNUITANT (FOR 1035 TRANSFERS ONLY- MUST MATCH EXISTING ANNUITY)
-----------------------------------------------------------------------------------------------------------------------------------
Name

-----------------------------------------------------------------------------------------------------------------------------------
Street Address                                                      City                            State        ZIP

-----------------------------------------------------------------------------------------------------------------------------------
Phone Number                                                        Date of Birth                   Social Security Number

-----------------------------------------------------------------------------------------------------------------------------------
5. PRIMARY BENEFICIARY (ADD SEPARATE SHEET SIGNED BY POLICY OWNER FOR ADDITIONAL PRIMARY BENEFICIARY INFORMATION)
-----------------------------------------------------------------------------------------------------------------------------------
Name                                                                Relationship                                          %

-----------------------------------------------------------------------------------------------------------------------------------
Name                                                                Relationship                                          %

-----------------------------------------------------------------------------------------------------------------------------------
Name                                                                Relationship                                          %

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                             TOTAL                    100 %
-----------------------------------------------------------------------------------------------------------------------------------
 6. CONTINGENT BENEFICIARY (ADD SEPARATE SHEET SIGNED BY POLICY OWNER FOR ADDITIONAL CONTINGENT BENEFICIARY INFORMATION)
-----------------------------------------------------------------------------------------------------------------------------------
Name                                                                Relationship                                          %

-----------------------------------------------------------------------------------------------------------------------------------
7. REPLACEMENT
-----------------------------------------------------------------------------------------------------------------------------------
Is the contract requested by this application intended to replace or change any existing life insurance or annuity contract?
  / / Y    / / N   IF YES, PLEASE PROVIDE THE FOLLOWING FOR THE CONTRACT BEING REPLACED OR CHANGED:
-----------------------------------------------------------------------------------------------------------------------------------
Company                                                             Policy #                        Amount $

-----------------------------------------------------------------------------------------------------------------------------------
8. CONTRIBUTION AMOUNT (MAKE CHECK PAYABLE TO THE AMERICAN LIFE INSURANCE COMPANY OF NEW YORK)
-----------------------------------------------------------------------------------------------------------------------------------

Monies $ _________________ remitted via:                    Check         EFT               1035(a) Exchange     Transfer/Rollover
-----------------------------------------------------------------------------------------------------------------------------------
9. PLAN PAYMENT TYPE (COMPLETE SECTION A OR B)
-----------------------------------------------------------------------------------------------------------------------------------

A. NON QUALIFIED
                         Initial Purchase1035(a)            Tax-Free Exchange (PLEASE PROVIDE COST BASIS)
                                                            Cost Basis $ __________
-----------------------------------------------------------------------------------------------------------------------------------
B. TAX-QUALIFIED (CHECK ONE)
    Traditional IRA      Roth IRA            SP IRA         Custodial IRA           403 (b)      SIMPLE IRA (non DFI only)

    401(k)               401(a)              Keogh/HR-10    Other:_____________________

   (CHECK ONE)           New Contribution    Transfer       Rollover                Contribution for tax year $________________
-----------------------------------------------------------------------------------------------------------------------------------

                               ALLOCATION OF FUNDS

(AMOUNTS ALLOCATED MUST BE IN PERCENTAGES USING WHOLE NUMBERS. SUM OF ALL ALLOCATIONS MUST EQUAL 100%. THIS ASSET ALLOCATION WILL APPLY TO ALL FUTURE PAYMENTS UNLESS OTHER INSTRUCTIONS ARE RECEIVED).


AMERICAN CENTURY VP FUNDS
____% Income & Growth
____% International
____% Ultra
____% Value
____% Vista

BERGER IPT FUNDS
____% Growth
____% International
____% Large Cap Growth
____% Large Cap Value
____% Mid Cap Value
____% Small Company  Growth

CREDIT SUISSE TRUST PORTFOLIOS
____%Blue Chip
____%Emerging Growth
____%Emerging Markets
____%Global Post-Venture Capital
____%Global Technology
____%International Focus
____%Large Cap Value
____%Small Cap Value

DELAWARE VIP SERIES
____% Balanced
____% Convertible Securities
____% Emerging Markets
____% Growth Opportunities
____% High Yield
____% International Value Equity
____% Large Cap Value
____% REIT Series
____% Select Growth
____% Small Cap Value
____% Social Awareness
____% Strategic Income
____% Technology and Innovation
____% Trend
____% U.S. Growth

INVESCO VIF FUNDS
____% Core Equity
____% Dynamics
____% Financial Services
____% Growth
____% Health Sciences
____% High Yield
____% Real Estate Opportunity
____% Small Company Growth
____% Technology
____% Telecommunications
____% Total Return
____% Utilities

NAVELLIER VARIABLE INSURANCE SERIES
____% Navellier VIS Growth

PIMCO VIT PORTFOLIOS
____% Foreign Bond
____% High Yield Bond
____% Long-Term US Gov't Bond
____% Low Duration Bond
____% Money Market
____% Real Return Bond
____% Short-Term Bond
____% StockPLUS Growth & Income
____% Total Return Bond
____% Total Return II Bond

PIONEER VCT PORTFOLIOS
____%Emerging Markets II
____%Equity Income II
____%Europe II
____%Pioneer Fund II
____%High Yield  II
____%Mid Cap Value II
____%Real Estate Shares II
____% Small Cap Value II

ROYCE CAPITAL FUNDS
____%Micro-Cap Portfolio
____%Small-Cap Portfolio

SAFECO RESOURCE SERIES TRUST
____% Bond
____% Equity
____% Growth Opportunities
____% Money Market
____% Northwest
____% Small Company Value

SCUDDER
____%VIT EAFE Index Fund
____%VIT Equity 500 Index Fund
____%VIT Small Cap Index Fund

THIRD AVENUE VARIABLE SERIES TRUST
____%Third Avenue Value Portfolio

VAN KAMPEN LIT AND UIF PORTFOLIOS
____%LIT Aggressive Growth II
____%LIT Comstock II
____%LIT Emerging Growth II
____%LIT Government II
____%LIT Growth and Income II
____%UIF Active Int'l Allocation
____%UIF Core Plus Fixed Income
____%UIF Emerging Markets Debt
____%UIF Emerging Markets Equity
____%UIF Global Value Equity
____%UIF International Magnum
____%UIF Mid Cap Growth
____%UIF Mid Cap Value
____%UIF Technology
____%UIF U. S. Real Estate
____%UIF Value

                                  FRAUD NOTICES

NOTICE TO RESIDENTS OF ARKANSAS, COLORADO, KENTUCKY, NEW MEXICO, OHIO AND
PENNSYLVANIA: Any person who knowingly and with intent to defraud any insurance company or other person files a request for insurance or statement of claim containing any materially false information or conceals, for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.

NOTICE TO RESIDENTS OF NEW JERSEY: Any person who includes any false or misleading information on a request for an insurance policy is subject to criminal and civil penalties.

NOTICE TO RESIDENTS OF LOUISIANA: Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to fines and confinement in prison.

NOTICE TO RESIDENTS OF THE DISTRICT OF COLUMBIA: Warning: It is a crime to provide false or misleading information to an insurer for the purpose of defrauding the insurer or any other person. Penalties include imprisonment and/or fines. In addition, an insurer may deny insurance benefits if false information materially related to a claim was provided by the applicant.

NOTICE TO RESIDENTS OF MAINE AND VIRGINIA: It is a crime to knowingly provide false, incomplete or misleading information to an insurance company for the purpose of defrauding the company. Penalties may include imprisonment, fines or a denial for insurance benefits.

                        SALES REPRESENTATIVE INFORMATION

REPLACEMENT
Is the contract requested intended to replace or change any insurance or annuities now inforce?    __  Y   ___ N
-----------------------------------------------------------------------------------------------------------------------------------
Licensed Representative Name                                                                       Social Security #

-----------------------------------------------------------------------------------------------------------------------------------
Firm Name                                                       Agent #                            License ID (Florida Agents Only)

-----------------------------------------------------------------------------------------------------------------------------------

Firm Address

-----------------------------------------------------------------------------------------------------------------------------------
SIGNATURE                                                                                          DATE

-----------------------------------------------------------------------------------------------------------------------------------

                             STATEMENT AND SIGNATURE

I acknowledge that: (a) I have received a copy of the current Prospectus; (b) I have read the Prospectus and understand its terms; and (c) I am familiar with the objectives of the Investment Funds. I understand that any election or authorization made under my policy as part of this application is subject to the conditions and limitations set forth in the Prospectus.

I UNDERSTAND THAT: (A) ANY AMOUNTS PLACED IN THE SHORT-TERM INTEREST ACCUMULATION ACCOUNT WILL EARN INTERST AT THE RATES DETERMINED BY AMERICAN LIFE; AND (B) ANY AMOUNTS PLACED IN THE INVESTMENT FUNDS ARE NOT GUARANTEED AS TO FIXED DOLLAR AMOUNTS AND MAY INCREASE OR DECREASE IN VALUE BASED UPON THE FUNDS INVESTMENT RESULTS.

I have determined that the Flexible Premium Deferred Annuity applied for above is suitable to: (a) my investment objectives; and (b) my financial situation.

I certify that: (1) the number shown on this form is my correct taxpayer identification number; and (2) that I am not subject to backup withholding because (a) I am exempt from backup withholding or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest and dividends; or (c) the IRS has notified me that I am no longer subject to backup withholding.

Note: You must cross out Item (2) if you have been notified by the IRS that you are currently subject to backup withholding because of under reporting of interest or dividends on your tax returns.

All statements in this application are true and complete to the best of my knowledge and belief. I agree that this application will become a part of any policy issued based upon this application.


-----------------------------------             -----------------------------
Signature of Owner                              Date


                                       3